UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2014

FULL CIRCLE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

102 Greenwich Avenue, 2nd Floor

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 900-2100

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On September 29, 2014, Full Circle Capital Corporation (the “Company”) delivered a letter to KPMG LLP (“KPMG”) informing KPMG that the Company had elected to not renew its engagement of KPMG as the Company’s independent registered public accounting firm. The decision to dismiss KPMG was approved by the Audit Committee of the Company’s Board of Directors (the “Board”) on September 29, 2014.

KPMG’s report on the Company’s financial statements for the fiscal year ended June 30, 2014 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from the date of the engagement of KPMG for the fiscal year ended June 30, 2014 through the date of KPMG’s dismissal, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements for such year or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company requested KPMG to provide it with a letter addressed to the SEC stating whether or not KPMG agrees with the above disclosures. A copy of KPMG’s letter, dated September 30, 2014, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

Subsequent to the completion of the Company’s most recent fiscal year on June 30, 2014, the Audit Committee of the Board conducted a review of the selection of the Company’s independent registered public accounting firm. As part of this process, the Company contacted other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that the Company requires. Specifically, the Company sought detailed information about their experience auditing other business development companies, such as the Company, that have elected to be taxed as regulated investment companies under the Internal Revenue Code of 1980, as amended. The Company contacted these other independent registered public accounting firms with respect to the audit of its annual financial statements for the fiscal year ending June 30, 2015.

On September 29, 2014, upon the approval of the Audit Committee of the Board, the Company appointed McGladrey LLP (“McGladrey”) to serve as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2015, subject to ratification by our stockholders.

During the years ended June 30, 2014 and 2013 and through September 29, 2014, the Company did not consult with McGladrey with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

16.1	KPMG’s Letter to the SEC dated September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2014	FULL CIRCLE CAPITAL CORPORATION

	By:	/s/ John E. Stuart
John E. Stuart
Co-Chief Executive Officer